                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                         GRAND CENTRAL FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                          GRAND CENTRAL FINANCIAL CORP.
                                 601 Main Street
                             Wellsville, Ohio 43968
                                 (330) 532-1517



                                                                  March 18, 2002

Fellow Shareholders:

         You are cordially invited to attend the annual meeting of shareholders of Grand Central Financial Corp. The meeting will be held at the East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio, on April 24, 2002 at 10:00 a.m., local time.

         The attached notice of the annual meeting and proxy statement describe the formal business to be transacted at the meeting. During the meeting we will report on the operations of the Company. Directors and officers of the Company as well as a representative of Crowe, Chizek and Company LLP, Grand Central Financial Corp.'s independent auditors, will be present at the annual meeting to respond to appropriate questions of our shareholders.

         The Board of Directors of Grand Central Financial Corp. has determined that matters to be considered at the annual meeting are in the best interests of Grand Central Financial Corp. and its shareholders. It is important that your shares are represented at this meeting, whether or not you attend in person. Therefore, to make sure that your shares are represented, please sign and return the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         On behalf of the Board of Directors and all of the employees of Grand Central Financial Corp. and Central Federal Savings and Loan Association of Wellsville, I thank you for your continued interest and support.

                                           Sincerely yours,


                                           William R. Williams
                                           President and Chief Executive Officer

                          GRAND CENTRAL FINANCIAL CORP.
                                 601 Main Street
                             Wellsville, Ohio 43968

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------


         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Grand Central Financial Corp., the holding company for Central Federal Savings and Loan Association of Wellsville, will be held on April 24, 2002 at the East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio, at 10:00 a.m., local time, for the following purposes:

         1.   The election of a nominee to the Board of Directors;

         2. The ratification of the Board of Directors' appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending December 31, 2002; and

         3.   Such other matters as may properly come before the annual meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Record holders of the common stock of Grand Central Financial Corp. at the close of business on February 28, 2002 are entitled to receive notice of the meeting and to vote at the annual meeting and any adjournments or postponement of the meeting. The annual meeting may be adjourned to permit the Company to solicit proxies in the event that there are insufficient votes for a quorum or to approve the proposals at the time of the meeting. A list of shareholders entitled to vote at the annual meeting will be available at Grand Central Financial Corp., 601 Main Street, Wellsville, Ohio 43968, for a period of ten days prior to the annual meeting and will also be available at the annual meeting itself.

                                    BY THE ORDER OF THE BOARD OF DIRECTORS





                                    Daniel F. Galeoti
                                    Corporate Secretary

Wellsville, Ohio
March 18, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                          GRAND CENTRAL FINANCIAL CORP.

--------------------------------------------------------------------------------



         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors to be used at the annual meeting of Grand Central Financial Corp. (the "Company"). The Company is the holding company for Central Federal Savings and Loan Association of Wellsville (the "Association"). The annual meeting will be held on April 24, 2002 at the East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio, at 10:00 a.m., local time. The Annual Report to Shareholders, including the consolidated financial statements of the Company for the fiscal year ended December 31, 2001, accompanies this proxy statement which is first being mailed to record holders on or about March 18, 2002.



--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------



WHO CAN VOTE AT THE MEETING

         You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on February 28, 2002. As of the close of business on that date, a total of 1,742,331 shares of Company common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record holders of common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares of common stock are not entitled to any vote in respect of the shares held in excess of the 10% limit and those shares are not treated as outstanding for voting purposes.

         A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10% limit.

ATTENDING THE MEETING

         If you are a shareholder as of the close of business on February 28, 2002, you may attend the annual meeting. However, if you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

         The annual meeting will be held if a majority of the total outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of a director (Proposal 1), you may vote in favor of the nominee or withhold authority to vote for the nominee. Directors are elected by plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

         As to the ratification of Crowe, Chizek and Company LLP as independent auditors of the Company (Proposal 2) and all other matters that may properly come before the annual meeting, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Under the Company's Bylaws and Delaware law, an affirmative vote of the holders of a majority of the votes cast at the annual meeting on Proposal 2 is required to constitute shareholder approval. Shares underlying broker non-votes or in excess of the 10% limit will not be counted as present and entitled to vote or as votes cast and will have no effect on the vote.

VOTING BY PROXY

         The Company's Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the Annual Meeting by persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR AND "FOR" RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their best judgement to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver to the Company another proxy that bears a later date, or attend the annual meeting and vote your shares in person. Attendance at the annual meeting will not in itself revoke your proxy.

         If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and which accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

         Proxies solicited should be returned to the Company's transfer agent, Registrar and Transfer Company. The Board of Directors has designated Mike Percy of Crowe, Chizek & Co., LLP to act as the inspector of election and to tabulate the votes at the annual meeting. Mr. Percy is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

PARTICIPANTS IN THE ASSOCIATION'S ESOP

         If you participate in the Association's Employee Stock Ownership Plan (the "ESOP"), you will receive a voting instruction form that reflects all shares you may vote under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee on how to vote shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which voting instructions are not timely received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the plan's trustee is April 15, 2002.


--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------


         The following table provides information as of February 28, 2002 about persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

                                                                                               PERCENT OF
   NAME AND ADDRESS                                                        NUMBER OF         COMMON STOCK
 OF BENEFICIAL OWNER                                                     SHARES OWNED         OUTSTANDING
-----------------------                                                ----------------   -----------------

Central Federal Savings and Loan Association of Wellsville                 234,446(1)            13.5%
Employee Stock Ownership Plan & Trust ("ESOP")
601 Main Street
Wellsville, Ohio 43968

-----------------
(1) The ESOP Committee administers the ESOP. First Bankers Trust Company, N.A. is the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty under the Employee Retirement Income Security Act of 1974, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of December 31, 2001, 59,069 shares had been allocated under the ESOP and 175,377 shares remained unallocated. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not timely given by participants are voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions timely received from participants regarding the allocated stock.

         The following table sets forth information as of February 28, 2002 with respect to the amount of shares of Company common stock considered to be owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                                  NUMBER OF          NUMBER OF SHARES THAT
                                                                 SHARES OWNED           MAY BE ACQUIRED       PERCENT OF
                                                             (EXCLUDING OPTIONS)       WITHIN 60 DAYS BY     COMMON STOCK
NAME                                                                 (1)(2)            EXERCISING OPTIONS   OUTSTANDING (3)
------                                                      ----------------------   --------------------- ---------------
Jeffrey W. Aldrich                                                   23,878                   3,878              1.6%
Thomas P. Ash                                                        23,878                   3,878              1.6
Gerry W. Grace                                                       23,878                   3,878              1.6
William R. Williams                                                  47,788(4)               19,390              3.8
John A. Rife                                                         37,977                  11,634              2.8
Charles O. Standley                                                  37,667                  11,634              2.8
Daniel F. Galeoti                                                    56,413                  11,634              3.9

All Directors and Executive Officers                                251,479                  65,926             17.6%
   as a Group (7 persons)

------------------------
(1) Includes shares of unvested restricted stock awarded under the 1999 Stock-Based Incentive Plan as follows: each of Messrs. Ash,
       Aldrich and Grace, 2,326 shares; Mr. Williams, 11,634 shares; and each of Messrs. Rife, Standley and Galeoti, 6,979 shares. Each participant has voting but not investment power as to shares of unvested restricted stock.
(2) Includes shares allocated under the ESOP to Messrs. Williams, Rife, Standley and Galeoti for the years 1998, 1999 and 2000. Shares allocated to Messrs. Williams, Rife, Standley and Galeoti in 2001 have not been determined.
(3) Based on 1,742,331 shares of Company common stock outstanding and entitled to vote as of February 28, 2002.
(4) Includes 1,000 shares held by Mr. Williams' wife and 1,000 shares held by Mr. Williams' wife as custodian of his daughter.

--------------------------------------------------------------------------------

                        PROPOSAL 1. ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

         The Board of Directors of the Company currently consists of four directors, who also serve as directors of the Association. Three of the four of them are independent directors. The Board is divided into three classes with approximately one-third of the directors up for election each year.

         There is one director whose term will expire at the 2002 Annual Meeting. The nominee for election at the 2002 Annual Meeting is Gerry W. Grace. The proxies solicited by the Board of Directors are intended to be voted for the election of the nominee named above. If the nominee is unable or unwilling to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the current Board of Directors. At this time, the Board of Directors knows of no reason why the nominee might be unable or unwilling to serve.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE.

         Information regarding the nominee, as well as each director continuing in office and each executive officer who is not a director, is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each individual's biography is as of December 31, 2001. The indicated period for service as a director includes service as a director of the Association. There are no family relationships among the directors.

NOMINEE FOR ELECTION AS DIRECTOR

         Gerry W. Grace is owner and President of Grace Services, Inc., a weed and pest control company located in Canfield, Ohio. He is Chairman of the Board of the Company and the Association. Age 63. Director since 1986.

CONTINUING DIRECTORS

         Directors with a term ending in 2003:

         Jeffrey W. Aldrich is President and Chief Executive Officer of Sterling China, a dishware manufacturing company. Age 59. Director since 1979.

         William R. Williams is President and Chief Executive Officer of the Company and the Association. Age 58. Director since 1979.

         Director with a term ending in 2004:

         Thomas P. Ash is Superintendent of the Mid-Ohio Educational Service Center in Mansfield, Ohio. Age 52. Director since 1985.

EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS

         Daniel F. Galeoti is Vice President of Mortgage Operations of the Association and Secretary of the Company. Age 46. He has served the Association since 1989.

         John A. Rife is Executive Vice President and Treasurer of the Association and Executive Vice President of the Company. Age 46. He has served the Association since 1979.

         Charles O. Standley is Vice President of Commercial and Consumer Lending of the Association and Treasurer of the Company. Age 48. He has served the Association since 1987.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company and the Board of Directors of the Association conduct their business through meetings of the Boards and their committees. The Boards of Directors of the Company and Association generally meet on a monthly basis and may have additional meetings as needed. During the fiscal year ended December 31, 2001, the Board of Directors of the Company held seven meetings and the Board of Directors of the Association held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and Committees on which such director served in 2001. The Board of Directors of the Company and Association maintain committees, the nature and composition of which are described below:

         AUDIT AND COMPLIANCE COMMITTEE. The Audit and Compliance Committee of the Company consists of the entire Board of Directors. This committee generally meets on an annual basis and is responsible for the review of audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. The Audit and Compliance Committee of the Company met once during 2001.

         EXECUTIVE COMMITTEE. The Executive Committee meets weekly throughout the year. Each member of the Board of Directors serves on this committee for four months each year. The Chairman of the Board of Directors is on this committee 12 months of the year. The purpose of this committee is to approve loans. The Executive Committee met 37 times in 2001.

         SALARY COMMITTEE. The Salary Committee of the Company consists of Directors Gerry W. Grace, Jeffrey W. Aldrich and William R. Williams. The committee is responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the Association and meets on an as needed basis. The Salary Committee of the Company met once in 2001.

         NOMINATING COMMITTEE. The Nominating Committee consists of the entire Board of Directors and recommends the nominees for director to stand for election at the Company's Annual Meeting of Shareholders. The Company's Bylaws provide for shareholder nomination for directors. These provisions require such nominations to be made pursuant to timely written notice to the Corporate Secretary of the Company. The shareholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. See "Shareholder Proposals." The Nominating Committee of the Company met once in 2001.

DIRECTORS' COMPENSATION

         DIRECTORS' FEES. All directors of the Association are currently paid an annual retainer of $11,000. The Chairman of the Association receives $9,500 in addition to director's fees. In addition, directors receive $200 for each Executive Committee meeting attended. The Company pays $3,000 per year to its directors for attending Board meetings.

         INCENTIVE PLAN. On July 15, 1999, each member of the Board of Directors of the Company who was not an officer or employee of the Company or of the Association received non-statutory stock options under the Grand Central Financial Corp. 1999 Stock-Based Incentive Plan to purchase 9,694 shares of common stock and restricted stock awards for 3,878 shares of common stock. The non-statutory stock options had an initial exercise price of $13.00, the fair market value of the common stock on July 15, 1999, the date the stock options were granted, but the exercise price was readjusted to $9.19 per share to account for a special return of capital in 2000. The stock awards and non-statutory stock options vest equally over a five-year period, beginning on July 15, 2000. On April 26, 2000, the Company's shareholders ratified amendments to the Incentive Plan to provide for the acceleration of vesting of the outstanding stock options and restricted stock awards upon a change in control of the Company or the Association.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------


EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following information is furnished for the Chief Executive Officer and the four highest paid executive officers of the Company who received salary and bonus of $100,000 or more during the year ended December 31, 2001.


                                                                            LONG-TERM COMPENSATION
                                                                           -------------------------
                                                 ANNUAL COMPENSATION                 AWARDS
                                           -------------------------------  -------------------------
                                                                            RESTRICTED   SECURITIES
                                                                              STOCK      UNDERLYING      ALL OTHER
NAME AND                                   FISCAL      SALARY                AWARDS      OPTIONS/SARS   COMPENSATION
PRINCIPAL POSITIONS                         YEAR     ($)(1)(2)    BONUS($)   ($)(3)         (#)           ($)(4)
-------------------                        ------   ----------   ---------  ----------  -------------  --------------

William R. Williams                         2001      $163,698    $ 20,000   $     --     $    --           (5)
President and Chief Executive Officer       2000       155,416      20,000         --          --       $159,440(6)
                                            1999       148,542      21,000    252,070      48,472         65,973


John A. Rife                                2001      $104,228    $ 11,000   $     --      $   --           (5)
Executive Vice President and Treasurer      2000        97,984      11,000         --          --       $106,335(6)
                                            1999        93,259      11,000    151,229      29,083         44,824

Charles O. Standley                         2001      $ 96,473    $ 10,000   $     --      $   --           (5)
Vice President                              2000        90,860      10,000         --          --       $105,345(6)
                                            1999            --         --          --          --           --

Daniel L. Galeoti                           2001       $90,087    $ 10,000    $    --      $   --           (5)
Corporate Secretary                         2000            --         --     $    --          --       $   --
                                            1999            --         --          --          --           --


---------------------
(1)  Mr. Williams' salary includes his base salary and director's fees.
(2) During 1999, Mr. Standley did not receive a salary and bonus of $100,000 and Mr. Galeoti did not receive a salary and bonus of $100,000 for 2000 and 1999.
(3) Includes stock awards of 19,390, 11,634 and 11,634 shares granted under the Incentive Plan to Messrs. Williams, Rife and Standley, respectively. The awards began vesting in five equal annual installments on July 15, 2000, the first anniversary of the date of grant. When shares become vested and are distributed, the recipients credited also receive an amount equal to unaccumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. All awards vest immediately upon termination of employment due to death, disability, or following a change in control. The vesting of awards may also be accelerated upon retirement. As of December 31, 2001, the market values of unvested shares held by Messrs. Williams, Rife and Standley was $114,302, $68,604 and $68,604, respectively. The dollar amounts set forth in the table represent the market value on the date of the grant of the shares.
(4) Consists of the market value of ESOP allocations made in 2000 and 1999 to Messrs. Williams and Rife, respectively.
(5) As of December 31, 2001, the number of shares allocated under the ESOP to Messrs. Williams, Rife, Standley and Galeoti, and payments under the SERP to be made to Mr. Williams, had not yet been determined.
(6) Consists of the taxable payment of $6.00 per share special contribution with respect to unvested shares of restricted stock.

EMPLOYMENT AGREEMENTS

         The Association and the Company maintain employment agreements (collectively, the "Employment Agreements") with William R. Williams, John A. Rife, Charles O. Standley and Daniel L. Galeoti (individually, the "Executive"). The Employment Agreements provide for a three-year term for each Executive. The Association Employment Agreements provide that, beginning on the first anniversary date of the agreement and continuing each anniversary date thereafter, the Board of Directors of the Association may extend each of the agreements for an additional year so that the remaining term shall be three years unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The terms of the Company Employment Agreements shall be extended on a daily basis, unless written notice of non-renewal is given by the Board of Directors of the Company. The Association and Company Employment Agreements provide that the Executive's base salary will be reviewed at least annually. Effective January 1, 2002 the base salary for Messrs. Williams, Rife, Standley and Galeoti is $155,488, $106,571, $98,907 and $93,088, respectively. In addition to base salary, the Employment Agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing certain fringe benefits available to similarly-situated executive personnel. The Employment Agreements provide for termination by the Association or the Company for cause (as described in the agreements) at any time. In the event the Association or the Company chooses to terminate the Executive's employment for reasons other than for cause or, in the event of the Executive's resignation from the Association or the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) a material reduction in the benefits and perquisites to the Executive; (v) liquidation or dissolution of the Association or the Company; or (vi) a breach of the Employment Agreements by the Association or the Company; the Executive or, in the event of the Executive's death, the Executive's beneficiary would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to the Executive during the remaining term of the Employment Agreements, plus all benefits that would have been provided to the Executive during the remaining term of the agreement. The Employment Agreements restrict each Executive's right to compete against the Association or the Company for a period of one year from the date of termination of the agreement if his employment is terminated without cause, except if termination follows a change in control.

         Under the agreements, if involuntary or voluntary termination (under certain circumstances) follows a change in control of the Association or the Company, the Executive or, in the event of the Executive's death, the Executive's beneficiary would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreements; or
(ii) three times the average of the five preceding taxable years' annual compensation. The Association and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both Employment Agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement.

         Payments to the Executive under the Association Employment Agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Association. Payments under the Company Employment Agreements would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements shall be paid by the Association or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Association and Company shall indemnify the Executive to the fullest extent allowable under federal, Ohio and Delaware law, respectively.

PENSION PLAN

         The Association participates in a multiple-employer defined benefit pension plan known as the Financial Institutions Retirement Fund. Generally, employees of the Association become members of the pension plan upon the completion of one year of service with the Association and the attainment of age twenty-one. The Association makes annual contributions to the Financial Institutions Retirement Fund sufficient to fund retirement benefits for its employees, as determined in accordance with a formula set forth in the plan document. Participants generally become vested in their accrued benefits under the pension plan after completing five years of vesting service. In general, accrued benefits under the pension plan, including reduced benefits payable upon early retirement or in the event of a disability, are based on an individual's years of benefit service and the average of the individual's highest five years' salary.

         The following table reflects the annual pension benefit that would be payable to a participant of the pension plan upon retirement at age 65, based on various levels of the highest five-year average salary and years of benefit service:

                                                     YEARS OF CREDITED SERVICE(1)
                      ----------------------------------------------------------------------------------------
FINAL AVERAGE
   EARNINGS                 15                 20                 25                30                  35
---------------       ------------       ------------       ------------      ------------       -------------

      $ 75,000           $ 22,500           $ 30,000           $ 37,500          $ 45,000           $  52,500
       100,000             30,000             40,000             50,000            60,000              70,000
       125,000             37,500             50,000             62,500            75,000              87,500
       150,000             45,000             60,000             75,000            90,000             105,000
       175,000             52,500             70,000             87,500           105,000             122,500
       200,000             60,000             80,000            100,000           120,000             140,000
       250,000             75,000            100,000            125,000           150,000            175,000s
       300,000             90,000            120,000            150,000           180,000             210,000
       350,000            105,000            140,000            175,000           210,000             245,000

(1) The maximum allowable salary for 2001 is $170,000. As of December 31, 2001, Messrs. Williams, Rife, Standley and Galeoti had 29, 21, 13 years, and 11 years, respectively, of credited service under the pension plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         The Association maintains a non-qualified deferred compensation arrangement known as a Supplemental Executive Retirement Plan (the "SERP"). The SERP provides benefits to eligible individuals (designated by the Board of Directors of the Association or its affiliates) that cannot be provided under the ESOP as a result of the limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"), but that would have been provided under the ESOP but for such limitations. In addition to providing for benefits lost under the ESOP as a result of limitations imposed by the Code, the SERP also makes up benefits lost in the event of a change in control of the Company or the Association prior to the repayment of the loan and to participants who retire prior to the complete repayment of the ESOP loan. Generally, upon the retirement of an eligible individual or upon a change in control of the Association or the Company before complete repayment of the ESOP loan, the SERP provides the individual with a benefit equal to what the individual would have received under the ESOP throughout the term of the ESOP loan less the benefits actually accrued under the ESOP. An individual's benefits under the SERP generally become payable upon the participant's retirement, upon the change in control of the Association or the Company, or as determined under the ESOP. As of December 31, 2001, Mr. Williams is the only participant in the SERP.

INCENTIVE PLAN

         The Company maintains the Incentive Plan, which provides discretionary awards of options to purchase common stock and awards of common stock to officers, directors and employees as determined by a committee of the Board of Directors.

         The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 2001. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

                          FISCAL YEAR-END OPTION VALUE
                          ----------------------------

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                                         OPTIONS AT FISCAL              IN-THE-MONEY OPTIONS
                                                           YEAR-END(#)(1)              AT FISCAL YEAR-END($)(2)
                                                   -------------------------------  -------------------------------
NAME                                               EXERCISABLE     UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
----                                               -------------  ----------------  -------------   ---------------

William R. Williams                                   19,388           29,084          $12,408         $18,614
John A. Rife                                          11,634           17,449            7,446          11,167
Charles O. Standley                                   11,634           17,449            7,446          11,167

(1) The options in this table have an exercise price of $9.19 per share, adjusted to reflect a return of capital.
(2) The value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options as of December 31, 2001 ($9.83) less the option exercise price ($9.19). Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

-------------------------------------------------------------------------------

                      AUDIT AND COMPLIANCE COMMITTEE REPORT

--------------------------------------------------------------------------------


         The Audit and Compliance Committee of the Board of Directors is responsible for providing independent, objective oversight of the Association's independent auditors, accounting functions and internal controls. The Audit and Compliance Committee is comprised of all four directors, three of whom are independent under the National Association of Securities Dealers' listing standards. The Audit and Compliance Committee acts under a written charter adopted by the Board of Directors.

         The Audit and Compliance Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit and Compliance Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit and Compliance Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit and Compliance Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit and Compliance Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                               JEFFREY W. ALDRICH
                                  THOMAS P. ASH
                                 GERRY W. GRACE
                               WILLIAM R. WILLIAMS


--------------------------------------------------------------------------------

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2001, except that disclosure of the executive officers' and directors' vested awards under the 1999 Stock-Based Incentive Plan was filed late. In addition, Central Federal Savings and Loan Association of Wellsville Employee Stock Ownership Plan & Trust (the "ESOP") filed its Form 3 more than 10 days after acquiring beneficial ownership of more than 10% of the registered class of the Company's equity securities.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

         Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Association is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.


--------------------------------------------------------------------------------

         PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


         The Board of Directors has appointed Crowe, Chizek and Company LLP to be its auditors for the 2002 fiscal year, subject to ratification by shareholders. A representative of Crowe, Chizek and Company LLP will be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

         If ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, other independent auditors will be considered by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2002.

         The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2001 by Crowe, Chizek and Company LLP:

         Audit Fees                                    $ 32,125

         Financial information and systems
           design and implementation fees                ----

         All other fees*                               $ 45,425

-----------

      * Includes fees for tax-related services and assistance with securities filings.

         The Audit Committee believes that the provision of non-audit services by Crowe, Chizek and Company LLP are compatible with maintaining Crowe, Chizek and Company LLP's independence.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------


         The Company will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, Georgeson & Company, Inc., a proxy solicitation firm, will be paid a fee of $2,900 plus expenses to assist the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. Directors, officers and regular employees of the Company may also solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.


         A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO CORPORATE SECRETARY, GRAND CENTRAL FINANCIAL CORP., 601 MAIN STREET, WELLSVILLE, OHIO 43968.


--------------------------------------------------------------------------------

                              SHAREHOLDER PROPOSALS

--------------------------------------------------------------------------------

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2003 Annual Meeting of Shareholders, a shareholder proposals must be received by the Company no later than November 18, 2002. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Corporate Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. In order for a shareholder to bring business before the Company's 2003 Annual meeting of Shareholders, the Company would have to receive notice of such business not later than January 24, 2003 assuming the 2003 Annual Meeting is held on April 24, 2003 and that the Company provides at least 100 days notice of the date of the meeting. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.


                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Daniel F. Galeoti
                                    Corporate Secretary

Wellsville, Ohio
March 18, 2002


        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
            WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU
               ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                     ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                          GRAND CENTRAL FINANCIAL CORP.
                         ANNUAL MEETING OF SHAREHOLDERS

                                 April 24, 2002
                              10:00 a.m. Local Time
                         -------------------------------


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official proxy committee of the Board of Directors of Grand Central Financial Corp. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on April 24, 2002, at 10:00 a.m. Local Time, at East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

   1.       The election as director of the nominee listed.

            Gerry W. Grace

            FOR                             VOTE WITHHELD
            ---                             -------------

            [ ]                                  [ ]

   2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.

            FOR                              AGAINST                    ABSTAIN
            ---                              -------                    -------

            [ ]                                [ ]                         [ ]



                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated March 18, 2002 and of the Annual Report to Shareholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                          Dated:
                                                --------------------------



                                          --------------------------------
                                          SIGNATURE OF SHAREHOLDER



                                          --------------------------------
                                          SIGNATURE OF SHAREHOLDER




                          -----------------------------


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.